Exhibit 32.1

AEROSONIC CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Aerosonic Corporation (the “Company”) for the period ending January 31, 2004, as filed with the Securities and Exchange Commission on April 6, 2004 and as amended on April 28, 2004 (the “Report”), I, David A. Baldini, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

April 28, 2004

/s/   DAVID A. BALDINI

David A. Baldini

Chief Executive Officer

Exhibit 32.2

AEROSONIC CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Aerosonic Corporation (the “Company”) for the period ending January 31, 2004, as filed with the Securities and Exchange Commission on April 6, 2004 and as amended on April 28, 2004 (the “Report”), I, Gary E. Colbert, Secretary, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

April 28, 2004

/s/   GARY E. COLBERT

Gary E. Colbert

Chief Financial Officer